SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K
                          CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)       January 3, 2000


                EXCHANGE NATIONAL BANCSHARES, INC.
      (Exact name of Registrant as specified in its charter)

       Missouri              0-23636              43-1626350
(State or other     (Commission File Number)  (I.R.S. Employer
Jurisdiction of                               Identification No.)
Incorporation)


132 East High Street, Jefferson City, Missouri       65101
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code  (573) 761-6100



_________________________________________________________________
  (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

          On January 3, 2000, the Registrant completed its acquisition of Mid Central Bancorp, Inc., a Missouri corporation.
Mid-Central Bancorp is the parent holding company of Osage Valley
Bank, a Missouri bank.

          Pursuant to an Acquisition Agreement, dated September 22, 1999, which agreement is incorporated herein by reference, ENBMCB Acquisition Company, Inc., a Missouri corporation and wholly-owned subsidiary of the Registrant, was merged with and into Mid Central Bancorp, with Mid Central Bancorp continuing as the surviving corporation. After giving effect to this merger, Osage Valley Bank continues to be the wholly-owned subsidiary of Mid Central Bancorp, which in turn is the wholly-owned subsidiary of the Registrant.

          The Acquisition Agreement relating to the Registrant's acquisition of Mid Central Bancorp provided all shareholders of Mid Central Bancorp with the opportunity to elect to receive cash in exchange for their shares of Mid Central Bancorp common stock, with one shareholder having the opportunity to receive a combination of cash and a promissory note in exchange for his shares of stock. The valuation method for the merger was negotiated and agreed to by the parties to the Acquisition Agreement. At the closing of the merger, the Registrant paid to the shareholders of Mid Central Bancorp merger consideration totaling approximately $8,565,000 in exchange for all issued and outstanding shares of Mid Central Bancorp common stock. Approximately $1,000,000 of the merger consideration was provided in the form of a 27-month promissory note issued by the Registrant to a single shareholder, with the balance of the merger consideration being paid in cash. The Registrant funded the cash portion of the merger consideration from the Registrant's own funds, including the net proceeds from the Registrant's December 1999 issuance of common stock to residents of the state of Missouri.

          Immediately prior to the merger, Mid Central Bancorp, through its wholly-owned subsidiary, Osage Valley Bank, engaged in a general banking business, accepting funds for deposit, making loans and performing the other usual and customary banking services. As of September 30, 1999, Osage Valley Bank had total assets of approximately $51,987,000. Osage Valley Bank's principal banking facility and its single branch are located in Warsaw, Missouri. The Registrant, through Osage Valley Bank, will continue to engage in the general banking business from the facilities referred to above.

          The summary of the Acquisition Agreement mentioned above is not complete and is qualified in its entirety by reference to the complete text of such document, which is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND OTHER EXHIBITS.

     EXHIBIT NO.         DESCRIPTION

     Exhibit 2.1 Acquisition Agreement, dated as of September 22, 1999, by and among Exchange National Bancshares, Inc., ENBMCB Acquisition Company, Inc., Mid-Central Bancorp, Inc., and Osage Valley Bank (filed as Exhibit 2.2 to the Registrant's Current Report on Form 8-K dated November 5, 1999, and incorporated herein by reference).

     Exhibit 99.1        Press Release issued by Exchange
                         National Bancshares, Inc. on January 3,
                         2000.

     Exhibit 99.2 Press Release issued by Exchange National Bancshares, Inc. on October 7, 1999 (filed as Exhibit 99.2 to the Registrant's Current Report on Form 8-K dated November 5, 1999, and incorporated herein by reference).
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                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                              EXCHANGE NATIONAL BANCSHARES, INC.


Date: January 19, 2000        By: /s/ David T. Turner
                                  Name: David T. Turner
                                  Title:  Vice Chairman of the Board

                          EXHIBIT INDEX


Exhibit 2.1 Acquisition Agreement, dated as of September 22, 1999, by and among Exchange National Bancshares, Inc., ENBMCB Acquisition Company, Inc., Mid-Central Bancorp, Inc., and Osage Valley Bank (filed as Exhibit 2.2 to the Registrant's Current Report on Form 8-K dated November 5, 1999, and incorporated herein by reference).

Exhibit 99.1        Press Release issued by Exchange National
                    Bancshares, Inc. on January 3, 2000.

Exhibit 99.2 Press Release issued by Exchange National Bancshares, Inc. on October 7, 1999 (filed as
                    Exhibit 99.2 to the Registrant's Current
                    Report on Form 8-K dated November 5, 1999, and incorporated herein by reference).